SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2001
                                                 -------------------------------

                           WHITNEY HOLDING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Louisiana                         0-1026                    72-6017893
--------------------------------------------------------------------------------
(State of                 (Commission File Number)        (IRS Employer
incorporation)                                           Identification No.)

          228 St. Charles Avenue, New Orleans, Louisiana       70130
--------------------------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)

                                 (504) 586-7272
--------------------------------------------------------------------------------
               (Registrant's telephone number,including area code)


Item 5. Other Events

              On April 19, 2001, Whitney Holding Corporation (the "Corporation") issued a news release announcing its financial results for the quarter ended March 31, 2001 (the "News Release"). The News Release is attached as exhibit
99.1 to this report and incorporated herein by reference.

Item 7. Financial Statement and Exhibits.

        (c) Exhibits

        99.1    News Release

                                   SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WHITNEY HOLDING CORPORATION


                                            By: /s/Thomas L. Callicutt, Jr.
                                                --------------------------------
                                                Thomas L. Callicutt, Jr.
                                                Executive Vice President
                                                and Chief Financial Officer

                                                Date: April 19, 2001
                                                     ---------------------------

                                 EXHIBIT INDEX



Exhibit
Number                                              Description
-------                                             -----------

99.1 Press Release dated April 19, 2001 with respect to the registrant's financial results for the quarter ended March 31, 2001

Exhibit 99.1

                                 [WHITNEY LOGO]

                           WHITNEY HOLDING CORPORATION

                             228 ST. CHARLES AVENUE

                              NEW ORLEANS, LA 70130

                                  NEWS RELEASE

CONTACT: Thomas L. Callicutt, Jr.                          FOR IMMEDIATE RELEASE
         504/552-4591                                      APRIL 19, 2001


                   WHITNEY REPORTS FIRST QUARTER 2001 EARNINGS

         New Orleans, Louisiana. Whitney Holding Corporation (NASDAQ-WTNY) earned $.77 per share, or $20.3 million, in the first quarter of 2001, an 8% increase over the $.71 per share, or $18.1 million, reported for the first quarter of 2000. Including the impact of tax-effected merger-related items, first quarter 2001 net income was $.71 per share, or $18.6 million. Non-interest income for the first quarter of 2001 includes approximately $2.4 million of net gains on dispositions of banking facilities and pre-1933 assets. Similar net gains totaled $.4 million in 2000's first quarter.

         In January 2001, Whitney completed its acquisition of American Bank in Houston, Texas, and Prattville Financial Services Corporation, the parent of Bank of Prattville in the Montgomery, Alabama area. Whitney issued a combined 2,875,127 shares of common stock in these transactions, each of which has been accounted for as a pooling of interests. Prior period financial information has been restated accordingly.

         Whitney's two business acquisitions in 2000 were accounted for as purchases. Excluding the after-tax effect of the amortization of purchased intangibles acquired in these and other earlier transactions, Whitney earned $.82 per share in the first quarter of 2001, again before tax-effected merger-related items, compared to $.74 per share in 2000's first quarter, an increase of 11%. Other comparative performance measurements excluding the impact of purchased intangibles are presented in the accompanying Financial Highlights table.
                                     -MORE-

        Selected highlights from the first quarter's results follow:

        o Net interest income (TE) increased 5%, or $3.0 million, from the first quarter of 2000, fueled primarily by loan growth between these periods. The net interest margin was 4.58% for the first quarter of 2001, a 29 basis point decrease from the 4.87% margin for the year-earlier quarter, but down only 4 basis points from the fourth quarter of 2000. Several factors were behind this moderate margin compression, the most important of which was the increase in the proportion of higher-cost sources of funds supporting the growing base of earning assets coupled with the lingering impact of the higher rate environment in 2000 on the cost of term deposits. The first quarter of 2001 has also seen an increase in overall liquidity that, in the absence of strong loan demand, has flowed to investment vehicles with a smaller spread to the cost of funds.

        o Excluding merger-related items totaling approximately $1.1 million and the net gains mentioned earlier, non-interest income in the first quarter of 2001 was 17%, or $3.1 million, higher than in 2000's first quarter. Income from secondary mortgage market operations was up $.6 million, or more than double the level in the first quarter of 2000. Investment service income grew 41% mainly on increased demand for fixed income securities. Trust service fees also improved, by 10%, over the first quarter of 2000, and fees from credit and debit card activity grew 6%. During the first quarter of 2001, management decided to shorten the holding period for student loans and the resulting sale of a significant portion of the existing portfolio generated gains of approximately $.9 million. The base operations of banks purchased during 2000 contributed approximately $.4 million to the overall increase in non-interest income in 2001's first quarter.

         o Non-interest expense before merger-related costs of $4.9 million was up 8%, or $4.3 million, compared to the first quarter of 2000. Personnel expense increased 7%, or $2.0 million, with the 2000 acquisitions contributing approximately $.7 million of the total increase. The remaining 5% increase reflects regular merit raises and incentive pay plan increases, a small rise in the full-time equivalent employee base related to increased overall business, and increases in the cost of medical and retirement benefit programs. The 2000 acquisitions also added $.7 million to the amortization of purchased intangibles in the first quarter of 2001 and impacted virtually all non-interest expense comparisons.

                                     -MORE-

         o Whitney provided $2.5 million for possible loan losses in the first quarter of 2001, compared to a $2.6 million provision in 2000's first quarter. Non-performing assets were $29.2 million at March 31, 2001, or .65% of loans plus foreclosed assets and surplus bank property, compared to $27.4 million, or .68%, at March 31, 2000. Over half of this increase is in surplus bank property that is already under contract for sale. Net charge-offs were $1.0 million in the first quarter of 2001 compared to a small net recovery in the year-earlier quarter. The reserve for possible loan losses was 1.37% of total loans at March 31, 2001, compared to 1.29% a year earlier.

         Average loans in the first quarter of 2001 were 14%, or $560 million, higher than the same period in 2000. Lending activity was strong throughout 2000, particularly in the commercial arena, and Whitney's entry into the Houston market in early 2000 produced good results. The rate of loan growth slowed in the first quarter of 2001, with average loans up 1% over the fourth quarter of 2000, excluding the impact of the sale of a $40 million student loan portfolio in January. This anticipated slowing was most evident in the commercial real estate lending area as developers took advantage of favorable permanent financing opportunities and the pace of new project development moderated.

         Average deposits were up 13%, or $598 million, in the first quarter of 2001 compared to the first quarter of 2000. Excluding the impact of deposits associated with bank operations acquired in 2000, the increase was approximately 9%. First quarter 2001 deposits were up 5%, or $273 million, from the fourth quarter of 2000. With the growth in deposits, average short-term borrowings in the first quarter of 2001 were 27%, or $195 million, below the level in the fourth quarter of 2000.

         At March 31, 2001, Whitney continued to show capital strength with a regulatory Tier 1 capital ratio of 11.56%, a total capital ratio of 12.77%, and a leverage ratio of 8.97%.

                                     -MORE-

         Whitney Holding Corporation, through its banking subsidiaries Whitney National Bank and Bank of Prattville, has 128 banking locations in the five-state Gulf Coast region stretching from Houston, Texas; across southern Louisiana and the coastal region of Mississippi; to central and south Alabama; and into the panhandle of Florida.

                                      -----

             To the extent that this press release contains statements that are not historical facts, they should be considered forward-looking statements. Various important factors that might cause future results to differ from such forward-looking statements are described in more detail in Whitney's filings with the Securities and Exchange Commission.

                                     -MORE-

                                                              5

------------------------------------------------------------------------------------------------------------------------------------
                                          WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
------------------------------------------------------------------------------------------------------------------------------------
                                                     FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                 First         Fourth         Third        Second           First
                                                                Quarter       Quarter        Quarter       Quarter         Quarter
(dollars in thousands, except per share data)                     2001          2000           2000         2000            2000
----------------------------------------------------------  ------------------------------------------------------------------------
INCOME DATA
     Net interest income                                    $   67,939     $   68,387    $    67,114    $   66,948     $    64,631
     Net interest income (tax-equivalent)                   $   69,331     $   69,827    $    68,562    $   68,470     $    66,316
     Provision for possible loan losses                     $    2,500     $    4,898    $     2,598    $    2,597     $     2,597
     Non-interest income (excluding securities transactions
         and merger-related items)                          $   22,857     $   19,663    $    18,703    $   18,031     $    17,873
     Securities transactions                                $       37     $      850    $      ( 13 )  $        -     $        13
     Non-interest expense (excluding merger-related items)  $   57,962     $   57,005    $    55,929    $   55,490     $    53,653
     Merger-related items (net expense)                     $    3,825     $    1,102    $         -    $        -     $         -
     Net income                                             $   18,566     $   17,425    $    18,898    $   18,459     $    18,060
     Earnings before tax-effected merger-related items      $   20,266     $   18,141    $    18,898    $   18,459     $    18,060
----------------------------------------------------------  ------------------------------------------------------------------------

----------------------------------------------------------  ------------------------------------------------------------------------
AVERAGE BALANCE SHEET DATA
     Loans                                                  $ 4,531,536    $ 4,511,194   $ 4,320,926    $ 4,134,891    $ 3,971,271
     Investment in securities                               $ 1,462,082    $ 1,480,551   $ 1,501,931    $ 1,490,137    $ 1,441,534
     Earning assets                                         $ 6,108,016    $ 6,028,512   $ 5,888,185    $ 5,694,479    $ 5,469,730
     Total assets                                           $ 6,649,303    $ 6,548,409   $ 6,397,590    $ 6,209,152    $ 5,968,830
     Deposits                                               $ 5,366,320    $ 5,093,451   $ 4,914,591    $ 4,930,712    $ 4,768,396
     Shareholders' equity                                   $   674,556    $   651,614   $   623,932    $   611,714    $   603,669
----------------------------------------------------------  ------------------------------------------------------------------------

----------------------------------------------------------  ------------------------------------------------------------------------
PER SHARE DATA
     Basic                                                  $      .71     $      .67    $       .74    $      .72     $       .71
     Basic, before tax-effected merger-related items        $      .77     $      .70    $       .74    $      .72     $       .71
     Diluted                                                $      .70     $      .67    $       .74    $      .72     $       .71
     Diluted, before tax-effected merger-related items      $      .77     $      .70    $       .74    $      .72     $       .71
     Cash dividends per share                               $      .38     $      .36    $       .36    $      .36     $       .36
     Book value per share, end of period                    $    25.99     $    25.38    $     24.64    $    24.09     $     23.73
     Trading data
        High closing price                                  $    41.38     $    41.69    $     37.19    $    39.13     $     36.66
        Low closing  price                                  $    36.00     $    33.13    $     33.38    $    31.75     $     31.50
        End-of-period closing  price                        $    39.56     $    36.31    $     36.31    $    34.19     $     32.63
        Trading volume                                       2,299,875      1,891,381      1,306,004     1,609,130       2,237,876
----------------------------------------------------------  ------------------------------------------------------------------------

----------------------------------------------------------  ------------------------------------------------------------------------
RATIOS

     Return on average assets                                     1.13 %         1.06 %         1.18 %        1.20 %          1.22 %
     Return on average assets before tax-effected
        merger-related items                                      1.24 %         1.10 %         1.18 %        1.20 %          1.22 %
     Return on average shareholders' equity                      11.16 %        10.64 %        12.05 %       12.14 %         12.03 %
     Return on average shareholders' equity before tax-effected
        merger-related items                                     12.18 %        11.08 %        12.05 %       12.14 %         12.03 %
     Net interest margin                                          4.58 %         4.62 %         4.64 %        4.83 %          4.87 %
     Dividend payout ratio                                       54.84 %        53.93 %        48.15 %       49.26 %         49.06 %
     Average loans as a percentage of average deposits           84.44 %        88.57 %        87.92 %       83.86 %         83.28 %
     Efficiency ratio, before merger-related items               62.87 %        63.70 %        64.09 %       64.15 %         63.73 %
     Non-interest income (excluding securities transactions and
        merger-related items) as a percentage of total revenue   24.79 %        21.97 %        21.43 %       20.84 %         21.23 %
     Reserve for possible loan losses as a percentage of
        loans, at end of period                                   1.37 %         1.33 %         1.27 %        1.25 %          1.29 %
     Non-performing assets as a percentage of loans plus
        foreclosed assets and surplus property, at end of period   .65 %          .54 %          .51 %         .58 %           .68 %
     Average shareholders' equity as a percentage
        of average total assets                                  10.14 %         9.95 %         9.75 %        9.85 %         10.11 %
     Leverage ratio, at end of period                             8.97 %         8.93 %         8.82 %        8.93 %          9.07 %
----------------------------------------------------------  ------------------------------------------------------------------------

Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.

                                                                          -MORE-

                                                               6

------------------------------------------------------------------------------------------------------------------------------------
                                           WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
------------------------------------------------------------------------------------------------------------------------------------
                                               FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                First          Fourth         Third         Second          First
                                                               Quarter         Quarter       Quarter        Quarter        Quarter
(dollars in thousands, except per share data)                    2001           2000           2000           2000           2000
--------------------------------------------------------   -------------------------------------------------------------------------
OTHER PERFORMANCE MEASURES
     Earnings before tax-effected merger-related items        $  20,266      $  18,141      $  18,898     $   18,459     $  18,060
     Purchased intangibles amortization, net of tax               1,405          1,329          1,192          1,184           840
                                                           -------------------------------------------------------------------------
     Earnings before tax-effected merger related items
        and purchased intangibles amortization                $  21,671      $  19,470      $  20,090     $   19,643     $  18,900
                                                           -------------------------------------------------------------------------

     Earnings per share before tax-effected merger related items and purchased intangibles amortization:

        Basic                                                 $     .82      $     .75      $     .79     $      .77     $     .74
        Diluted                                               $     .82      $     .75      $     .78     $      .77     $     .74

     Ratios before tax-effected merger related items and purchased intangibles amortization and balances:

        Return on average assets                                   1.34 %         1.20 %         1.26 %         1.29 %        1.28 %
        Return on average shareholders' equity                    13.03 %        11.89 %        12.81 %        12.92 %       12.59 %
        Efficiency ratio                                          60.90 %        61.77 %        62.29 %        62.35 %       62.34 %

--------------------------------------------------------   -------------------------------------------------------------------------

Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.

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

                                                           7

---------------------------------------------------------------------------------------------------------------------
                                      WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
---------------------------------------------------------------------------------------------------------------------
                                       DAILY AVERAGE CONSOLIDATED BALANCE SHEETS
---------------------------------------------------------------------------------------------------------------------
                                                                                           First           First
                                                                                          Quarter         Quarter
(dollars in thousands)                                                                      2001            2000
---------------------------------------------------------------------------------------------------------------------
                      ASSETS
--------------------------------------------------------------------------------------
EARNING ASSETS
  Loans                                                                                $    4,531,536  $   3,971,271
  Investment in securities
     Securities available for sale                                                          1,081,774        358,274
     Securities held to maturity                                                              380,308      1,083,260
                                                                                      -------------------------------
        Total investment in securities                                                      1,462,082      1,441,534
  Federal funds sold and short-term investments                                               114,398         56,925
                                                                                      -------------------------------
        Total earning assets                                                                6,108,016      5,469,730
---------------------------------------------------------------------------------------------------------------------
NON-EARNING ASSETS
  Accrued interest receivable                                                                  43,147         38,972
  Intangible assets                                                                            86,074         52,039
  Other assets                                                                                474,054        457,952
  Reserve for possible loan losses                                                            (61,988)       (49,863)
---------------------------------------------------------------------------------------------------------------------

        Total assets                                                                   $    6,649,303  $   5,968,830
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                    LIABILITIES

--------------------------------------------------------------------------------------
INTEREST-BEARING LIABILITIES
  Interest-bearing deposits

     NOW account deposits                                                              $      609,523  $     554,069
     Money market investment deposits                                                         893,258        808,943
     Savings deposits                                                                         449,913        467,036
     Other time deposits                                                                    1,142,756        913,783
     Time deposits $100,000 and over                                                          886,649        701,115
                                                                                      -------------------------------
        Total interest-bearing deposits                                                     3,982,099      3,444,946
                                                                                      -------------------------------

  Short-term borrowings                                                                       537,878        545,391
                                                                                      -------------------------------
        Total interest-bearing liabilities                                                  4,519,977      3,990,337
---------------------------------------------------------------------------------------------------------------------
         NON-INTEREST-BEARING LIABILITIES
  Non-interest-bearing deposits                                                             1,384,221      1,323,450
  Accrued interest payable                                                                     27,632         16,512
  Other liabilities                                                                            42,917         34,862
                                                                                      -------------------------------
        Total liabilities                                                                   5,974,747      5,365,161
---------------------------------------------------------------------------------------------------------------------
               SHAREHOLDERS' EQUITY                                                           674,556        603,669
---------------------------------------------------------------------------------------------------------------------

        Total liabilities and shareholders' equity                                     $    6,649,303  $   5,968,830
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
EARNING ASSETS LESS
    INTEREST-BEARING LIABILITIES                                                       $    1,588,039  $   1,479,393
---------------------------------------------------------------------------------------------------------------------

Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.

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
                                                         8

-------------------------------------------------------------------------------------------------------------------
                                      WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
-------------------------------------------------------------------------------------------------------------------
                                              CONSOLIDATED BALANCE SHEETS
-------------------------------------------------------------------------------------------------------------------
                                                                         March 31       December 31      March 31
(dollars in thousands)                                                     2001            2000            2000
-------------------------------------------------------------------------------------------------------------------
              ASSETS
---------------------------------------------------------------------
  Cash and due from financial institutions                            $     220,319   $     273,121  $     224,360
  Investment in securities

     Securities available for sale                                        1,077,027         537,262        428,743
     Securities held to maturity                                            348,563         924,927      1,058,784
                                                                     ----------------------------------------------
        Total investment in securities                                    1,425,590       1,462,189      1,487,527
  Federal funds sold and short-term investments                             315,257          15,270         63,218
  Loans                                                                   4,513,617       4,601,492      4,023,667
     Reserve for possible loan losses                                       (61,846)        (61,017)       (51,709)
                                                                     ----------------------------------------------
        Net loans                                                         4,451,771       4,540,475      3,971,958
                                                                     ----------------------------------------------
  Bank premises and equipment                                               170,637         174,450        179,049
  Accrued interest receivable                                                41,115          44,203         39,120
  Intangible assets                                                          85,196          87,017         76,455
  Other assets                                                               60,074          53,540         58,619
-------------------------------------------------------------------------------------------------------------------
        Total assets                                                  $   6,769,959   $   6,650,265  $   6,100,306
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
            LIABILITIES
---------------------------------------------------------------------
  Non-interest-bearing demand deposits                                $   1,409,675   $   1,473,432  $   1,367,148
  Interest-bearing deposits                                               4,053,848       3,859,042      3,571,570
                                                                     ----------------------------------------------
        Total deposits                                                    5,463,523       5,332,474      4,938,718
                                                                     ----------------------------------------------
  Short-term borrowings                                                     544,195         586,477        497,661
  Accrued interest payable                                                   27,141          23,492         16,403
  Accounts payable and other accrued liabilities                             52,434          42,058         43,387
                                                                     ----------------------------------------------
        Total liabilities                                                 6,087,293       5,984,501      5,496,169
-------------------------------------------------------------------------------------------------------------------
       SHAREHOLDERS' EQUITY
---------------------------------------------------------------------
  Common stock, no par value                                                  2,800           2,800          2,800
  Capital surplus                                                           146,469         158,083        157,928
  Retained earnings                                                         529,605         521,220        494,029
  Accumulated other comprehensive income                                      8,440           1,657         (6,616)
  Treasury stock at cost                                                          -         (13,680)       (40,883)
  Unearned restricted stock compensation                                     (4,648)         (4,316)        (3,121)
                                                                     ----------------------------------------------
        Total shareholders' equity                                          682,666         665,764        604,137
-------------------------------------------------------------------------------------------------------------------
        Total liabilities and shareholders' equity                    $   6,769,959   $   6,650,265  $   6,100,306
-------------------------------------------------------------------------------------------------------------------
Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.

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
                                                        9

---------------------------------------------------------------------------------------------------------------------
                                   WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
---------------------------------------------------------------------------------------------------------------------
                                        CONSOLIDATED STATEMENTS OF INCOME
---------------------------------------------------------------------------------------------------------------------
                                                                                         First             First
                                                                                        Quarter           Quarter
(dollars in thousands, except per share data)                                            2001              2000
---------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
  Interest and fees on loans                                                       $        93,495   $        81,401
  Interest and dividends on investments                                                     21,811            21,110
  Interest on federal funds sold and
     short-term investments                                                                  1,515               794
---------------------------------------------------------------------------------------------------------------------
    Total interest income                                                                  116,821           103,305
---------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
  Interest on deposits                                                                      42,813            32,406
  Interest on short-term borrowings                                                          6,069             6,268
---------------------------------------------------------------------------------------------------------------------
    Total interest expense                                                                  48,882            38,674
---------------------------------------------------------------------------------------------------------------------
NET INTEREST INCOME                                                                         67,939            64,631
PROVISION FOR POSSIBLE LOAN LOSSES                                                           2,500             2,597
---------------------------------------------------------------------------------------------------------------------
NET INTEREST INCOME AFTER PROVISION
  FOR POSSIBLE LOAN LOSSES                                                                  65,439            62,034
---------------------------------------------------------------------------------------------------------------------
NON-INTEREST INCOME
  Service charges on deposit accounts                                                        7,821             7,267
  Credit card income                                                                         3,926             3,705
  Trust service fees                                                                         2,461             2,243
  Other non-interest income                                                                  9,736             4,658
  Securities transactions                                                                       37                13
---------------------------------------------------------------------------------------------------------------------
    Total non-interest income                                                               23,981            17,886
---------------------------------------------------------------------------------------------------------------------
NON-INTEREST EXPENSE
  Employee compensation                                                                     26,366            22,823
  Employee benefits                                                                          4,927             4,471
                                                                                 ------------------------------------
    Total personnel expense                                                                 31,293            27,294
  Equipment and data processing expense                                                      6,914             5,837
  Net occupancy expense                                                                      5,170             4,651
  Legal and professional fees                                                                3,091               988
  Credit card processing services                                                            2,544             2,627
  Telecommunication and postage                                                              2,152             2,127
  Amortization of intangibles                                                                1,820             1,168
  Ad valorem taxes                                                                           1,764             1,688
  Other non-interest expense                                                                 8,126             7,273
---------------------------------------------------------------------------------------------------------------------
    Total non-interest expense                                                              62,874            53,653
---------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                                                                  26,546            26,267
INCOME TAX EXPENSE                                                                           7,980             8,207
---------------------------------------------------------------------------------------------------------------------
NET INCOME                                                                         $        18,566   $        18,060
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE
  Basic                                                                            $           .71   $           .71
  Diluted                                                                          $           .70   $           .71
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
WEIGHTED-AVERAGE SHARES
     OUTSTANDING
  Basic                                                                                 26,275,067        25,485,895
  Diluted                                                                               26,353,693        25,544,257
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
CASH DIVIDENDS PER SHARE                                                           $           .38   $           .36
---------------------------------------------------------------------------------------------------------------------
Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.

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

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----------------------------------------------------------------------------------------------------------------------
                                 WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
----------------------------------------------------------------------------------------------------------------------
                                  SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)*
----------------------------------------------------------------------------------------------------------------------
                                                                                             First          First
                                                                                            Quarter        Quarter
                                                                                              2001           2000
----------------------------------------------------------------------------------------------------------------------
         EARNING ASSETS
-----------------------------------------------------------------------------------------
     Loans**                                                                                    8.38 %        8.27 %
     Investment in securities                                                                   6.28          6.26
     Federal funds sold and short-term investments                                              5.37          5.61
                                                                                         -----------------------------
             Total interest-earning assets                                                      7.82 %        7.71 %
                                                                                         -----------------------------

----------------------------------------------------------------------------------------------------------------------
             INTEREST-BEARING LIABILITIES
-----------------------------------------------------------------------------------------
     Interest-bearing deposits
          NOW account deposits                                                                  1.54 %        1.49 %
          Money market investment deposits                                                      3.92          3.81
          Savings deposits                                                                      1.99          2.03
          Other time deposits                                                                   5.88          4.88
          Time deposits $100,000 and over                                                       5.98          5.30
                                                                                         -----------------------------
             Total interest-bearing deposits                                                    4.36          3.78
                                                                                         -----------------------------

     Short-term borrowings                                                                      4.58          4.62
                                                                                         -----------------------------
             Total interest-bearing liabilities                                                 4.39 %        3.90 %
                                                                                         -----------------------------

----------------------------------------------------------------------------------------------------------------------
         NET INTEREST SPREAD (tax-equivalent)
-----------------------------------------------------------------------------------------
     Yield on earning assets less cost of interest-
          bearing liabilities                                                                   3.43 %        3.81 %
                                                                                         -----------------------------

----------------------------------------------------------------------------------------------------------------------
         NET INTEREST MARGIN (tax-equivalent)
-----------------------------------------------------------------------------------------
     Net interest income (tax-equivalent) as a
          percentage of average earning assets                                                  4.58 %        4.87 %
                                                                                         -----------------------------

----------------------------------------------------------------------------------------------------------------------
          COST OF FUNDS
-----------------------------------------------------------------------------------------
     Interest expense as a percentage of average interest-
          bearing liabilities plus interest-free funds                                          3.24 %        2.84 %
----------------------------------------------------------------------------------------------------------------------
Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.
   * Based on a 35% tax rate.
  ** Net of unearned  income,  before  deducting  the reserve for possible  loan losses and including loans accounted for on a non-accrual basis.

                                                                          -MORE-

                                                      11

---------------------------------------------------------------------------------------------------------------------
                                    WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
---------------------------------------------------------------------------------------------------------------------
                                                   LOAN QUALITY
---------------------------------------------------------------------------------------------------------------------
                                                                                             First         First
                                                                                            Quarter       Quarter
(dollars in thousands)                                                                        2001         2000
---------------------------------------------------------------------------------------------------------------------
               RESERVE FOR POSSIBLE LOAN LOSSES
-----------------------------------------------------------------------------------------
Reserve for possible loan losses at beginning of period                                  $   61,017    $   47,543
Reserves acquired in bank purchase                                                                -         1,461
Reserves on loans transferred to held for sale                                                 (630)            -
Provision for possible loan losses                                                            2,500         2,597
Loans charged off during period                                                              (2,506)       (1,612)
Recoveries on loans previously charged off                                                    1,465         1,720
                                                                                         ----------------------------
     Net loans (charged off) recovered during period                                         (1,041)          108
                                                                                         ----------------------------
Reserve for possible loan losses at end of period                                        $   61,846    $   51,709
                                                                                         ----------------------------

Net annualized charge-offs (recoveries) as a percentage of
    average loans                                                                               .09 %        (.01)%

Gross annualized charge-offs as a percentage of
    average loans                                                                               .22 %         .16 %

Recoveries as a percentage of gross charge-offs                                               58.46 %      106.70 %

Reserve for possible loan losses as a percentage of
    loans, at end of period                                                                    1.37 %        1.29 %
                                                                                         ----------------------------

                                                                                         ----------------------------
                                                                                           March 31      March 31
                                                                                             2001          2000
---------------------------------------------------------------------------------------------------------------------
     NON-PERFORMING ASSETS
-----------------------------------------------------------------------------------------
Loans accounted for on a non-accrual basis                                               $   26,084    $   25,348
Restructured loans                                                                              453           507
                                                                                         ----------------------------
     Total non-performing loans                                                              26,537        25,855
Foreclosed assets and surplus property                                                        2,644         1,554
                                                                                         ----------------------------
     Total non-performing assets                                                         $   29,181    $   27,409
                                                                                         ----------------------------

Non-performing assets as a percentage of loans plus
    foreclosed assets and surplus property, at end of period                                    .65 %         .68 %

Reserve for possible loan losses as a percentage of
    non-accruing loans, at end of period                                                     237.10 %      204.00 %

Reserve for possible loan losses as a percentage of
    non-performing loans, at end of period                                                   233.06 %      200.00 %

Loans 90 days past due still accruing                                                    $    3,500    $    3,340

Loans 90 days past due still accruing as a
    percentage of loans, at end of period                                                       .08 %         .08 %
---------------------------------------------------------------------------------------------------------------------
Note: Prior period information has been restated to give effect to mergers accounted for as poolings of interests.

                                                     -END-